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                                                                    EXHIBIT 24

                                POWER OF ATTORNEY


The undersigned directors and officers of Ultratech Stepper, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint Arthur W. Zafiropoulo and William G. Leunis, III, and each of them with full power to act without the other, the undersigned's true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead in the undersigned's capacity as an officer and/or director of the Company, to execute in the name and on behalf of the undersigned an annual report of the Company on Form 10-K for the fiscal year ended December 31, 1998 (the "Report"), under the Securities and Exchange Act of 1934, as amended, and to file such Report, with exhibits thereto and other documents in connection therewith and any and all amendments thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done and to take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required of, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 1999.

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
Signature                                 Title                               Date
/s/ ARTHUR W.  ZAFIROPOULO      Chairman of the Board of Directors,      March 30, 1999
------------------------------  Chief Executive Officer (Principal
Arthur W. Zafiropoulo           Executive Officer) and President


/s/ WILLIAM G. LEUNIS, III      Senior Vice President, Finance,          March 30, 1999
------------------------------  Chief Financial Officer, Secretary
William G. Leunis, III          and Treasurer (Principal Financial
                                and Accounting Officer)


/s/ KENNETH A. LEVY             Director                                 March 30, 1999
------------------------------
Kenneth A. Levy


 /s/ GREGORY HARRISON           Director                                 March 30, 1999
------------------------------
Gregory Harrison


/s/ LARRY R. CARTER             Director                                 March 30, 1999
------------------------------
Larry R. Carter


 /s/ THOMAS D. GEORGE           Director                                 March 30, 1999
------------------------------
Thomas D. George


 /s/ JOEL GEMUNDER              Director                                 March 30, 1999
------------------------------
Joel Gemunder

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